Exhibit A

JOINT FILING AGREEMENT

The undersigned agree that this Schedule 13D/A dated November 24, 2008, relating to the Common Stock of CRXX shall be filed on behalf of the undersigned.

Dated:	November 24, 2008

BIOTECHNOLOGY VALUE FUND, L.P.

	By:	BVF Partners L.P., its general partner
		By:	BVF Inc., its general partner
			By:	/s/ Mark N. Lampert
_________________________________
Mark N. Lampert President

BIOTECHNOLOGY VALUE FUND II, L.P.

	By:	BVF Partners L.P., its general partner
		By:	BVF Inc., its general partner
			By:	/s/ Mark N. Lampert
_________________________________
Mark N. Lampert President

BVF INVESTMENTS, L.L.C.

	By:	BVF Partners L.P., its manager
		By:	BVF Inc., its general partner
			By:	/s/ Mark N. Lampert
_________________________________
Mark N. Lampert President

INVESTMENT 10, L.L.C.

	By:	BVF Partners L.P., its investment manager
		By:	BVF Inc., its general partner
			By:	/s/ Mark N. Lampert
_________________________________
Mark N. Lampert President

BVF PARTNERS L.P.

	By:	BVF Inc., its general partner
		By:	/s/ Mark N. Lampert
_________________________________
Mark N. Lampert President

BVF INC.

	By:	/s/ Mark N. Lampert
_________________________________
Mark N. Lampert President